UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2005

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	0-18001	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 26, 2005, General William Lyon issued a press release regarding his proposal to acquire the public minority shares of William Lyon Homes’ (the “Company’s”) common stock. A copy of the press release is being furnished as Exhibit 99.1 to this report.

On April 26, 2005, the Company issued a press release regarding the postponement of the Company’s annual meeting of stockholders in light of General William Lyon’s proposal to acquire the public minority shares of the Company’s common stock. A copy of the press release is being furnished as Exhibit 99.2 to this report.

The information furnished pursuant to Item 9.01 and Exhibits 99.1 and 99.2 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, except if the Company specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1	Press release issued by General William Lyon dated April 26, 2005

99.2	Press release issued by the Company dated April 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: April 26, 2005

	By:	/s/ W. Douglass Harris
	Name:	W. Douglass Harris
	Title:	Vice President, Corporate Controller and Corporate Secretary